Intangible Assets	12 Months Ended
Dec. 31, 2017
Intangible Assets [Abstract]
Intangible Assets
Intangible assets
The composition of and movements in net intangible assets in 2017 and 2016 are as follows:

2017
Millions of euros	Balance at 12/31/2016	Additions	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Inclusion of companies	Balance at 12/31/2017
Service concession arrangements and licenses	11,594	493	(1,234)	—	852	(920)	—	10,785
Software	2,892	640	(1,441)	—	1,109	(216)	3	2,987
Customer base	3,435	—	(639)	—	1	(87)	21	2,731
Trademarks	912	—	(74)	—	—	(58)	—	780
Other intangible assets	127	18	(55)	2	(5)	(4)	3	86
Intangible assets in process	1,558	667	—	—	(1,559)	(30)	—	636
Total intangible assets	20,518	1,818	(3,443)	2	398	(1,315)	27	18,005

2016
Millions of euros	Balance at 12/31/15	Additions	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Inclusion of companies	Balance at 12/31/2016
Service concession arrangements and licenses	11,881	340	(1,230)	(15)	(2)	620	—	11,594
Software	2,722	836	(1,686)	(16)	866	170	—	2,892
Customer base	3,932	—	(632)	—	—	135	—	3,435
Trademarks	978	1	(87)	—	—	20	—	912
Other intangible assets	147	32	(63)	1	7	2	1	127
Intangible assets in process	1,489	471	—	2	(390)	(14)	—	1,558
Total intangible assets	21,149	1,680	(3,698)	(28)	481	933	1	20,518

The gross cost, accumulated amortization and impairment losses of intangible assets at December 31, 2017 and 2016 are as follows:

Balance at 12/31/2017
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	21,333	(10,548)	—	10,785
Software	16,407	(13,420)	—	2,987
Customer base	6,931	(4,200)	—	2,731
Trademarks	1,909	(1,129)	—	780
Other intangible assets	1,081	(993)	(2)	86
Intangible assets in process	636	—	—	636
Intangible assets	48,297	(30,290)	(2)	18,005

Balance at 12/31/2016
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	21,843	(10,249)	—	11,594
Software	16,361	(13,466)	(3)	2,892
Customer base	7,253	(3,818)	—	3,435
Trademarks	2,017	(1,105)	—	912
Other intangible assets	1,135	(1,003)	(5)	127
Intangible assets in process	1,558	—	—	1,558
Intangible assets	50,167	(29,641)	(8)	20,518

Colombia Telecomunicaciones (Coltel), 67.5% of which is owned by Telefónica and 32.5% of which is owned by the Goverment of the Colombian Nation, availed itself to the general authorization regime on November 28, 2013, applying for the renewal of the spectrum licenses. The Colombian Ministry of Information Technologies and Communication (MinTIC) issued a resolution in March 2014 to renew 850 MHz / 1,900 MHz licenses for 10 additional years. During the settlement of the concession contract, the reversion of certain assets involved in the provisions of mobile voice services (different from radio frequencies) and their scope were discussed. Discussions on the matter concluded in February 2016 without reaching an agreement and the MinTIC convened the Arbitral Tribunal, in accordance with the concession contract (see Appendix VI).
On July 25, 2017, Coltel and another telecom operator were notified of the arbitration award issued in the arbitration proceedings initiated by the MinTIC. The arbitration award was not favorable to the co-defendants and as a consequence the shareholders' meeting of Coltel approved a capital increase for an aggregate amount of 1,651,012 million Colombian pesos (approximately 470 million euros) to pay the entire amount set forth in the arbitration award (see Note 2). Both ColTel and Telefónica have initiated legal actions (see Appendix VI). The payment of the sum awarded was recognized as an additional cost of the license since this cost was mandatory and unavoidable in order to continue using the license.
During 2017, the investment effort also reflects the renewal of spectrum of 25 MHz in 850 MHz band by Telefónica El Salvador for 15 million euros and the spectrum swap (AWS by 1,900 MHz) in the Region 8 by Telefónica México for 4 million euros.
“Additions” of intangible assets in progress in 2017 includes the acquisition of 2x5 MHz blocks in the 700 MHz band by Telefónica Uruguay for 23 million euros (added to 4 million euros included in additions of service concession arrangements and licenses) and the acquisition of spectrum in the band of 1,800 MHz by Telefónica Costa Rica for 21 million euros.
Outstanding among “Additions” of service concession arrangements and licenses in 2016 was the acquisition of an LTE block of 2x15 MHz in the 700 MHz band by Telefónica Peru for 284 million euros. The acquired frequency was immediate availability and allowed enhancing LTE coverage and capacity across the country.
During 2016, the investment effort also reflected the acquisition of 7 LTE Regional blocks of 2x10 MHz in the 2.5 GHz band by Telefónica Brazil for 48 million euros.
“Inclusion of companies” in 2017 mainly corresponds to Coltel acquiring control over the companies Telebucaramanga, Metrotel and Optecom (see Note 5).
Details of the principal concessions and licenses with which the Group operates are provided in Appendix VI.
The impact of the monetary adjustments due to hyperinflation in Venezuela is included under “Translation differences and hyperinflation adjustments”.
Goodwill

The movement in this heading assigned to each Group segment was the following:

2017
Millions of euros	Balance at 12/31/16	Acquisitions	Write-offs	Translation differences and other	Balance at 12/31/17
Telefónica Spain	4,306	—	—	4	4,310
Telefónica Brazil	11,565	—	—	(1,508)	10,057
Telefónica Germany	4,787	28	—	—	4,815
Telefónica United Kingdom	4,824	—	—	(176)	4,648
Telefónica Hispanoamérica	3,040	147	—	(262)	2,925
Others	164	—	—	(78)	86
Total	28,686	175	—	(2,020)	26,841

2016
Millions of euros	Balance at 12/31/15	Acquisitions	Write-offs	Translation differences and other	Balance at 12/31/16
Telefónica Spain	4,306	—	—	—	4,306
Telefónica Brazil	9,345	—	—	2,220	11,565
Telefónica Germany	4,787	—	—	—	4,787
Telefónica United Kingdom	5,621	—	—	(797)	4,824
Telefónica Hispanoamérica	3,187	—	(215)	68	3,040
Others	149	26	(13)	2	164
Total	27,395	26	(228)	1,493	28,686

Additions of Telefónica Hispanoamérica in 2017 relate to the acquisition of control by Coltel of the companies Empresa de Telecomunicaciones de Telebucaramanga S.A. ESP, Metropolitana de Telecomunicaciones S.A. ESP and Operaciones Tecnológicas y Comerciales S.A.S. (see Note 5). Additions of Telefónica Germany relate to Minodes GmbH and Co-Trade GmbH (see Appendix I).
Additions in 2016 related to the acquisitions of Nova Casiopea and Saluspot (see Appendix I).
In 2016, after analyzing the business plan approved in October 2016 by the Board of Directors of Telefónica, S.A., and as a result of applying the inflation index to its assets, an impairment loss of 124 million euros was recognized on the total goodwill assigned to Telefónica Venezuela, with a balancing entry in “Other expenses” (see Note 18). Likewise, an impairment loss of 91 million euros was also recognized in relation to the goodwill of Telefónica Móviles México, with a balancing entry in “Other expenses” (see Note 18).
A write-off of 13 million euros was recognized in 2016 in relation to the sale of Televisión Federal, S.A. (see Note 18).
In order to test for impairment, goodwill has been allocated to the different cash-generating units (CGUs), which are grouped into the following reportable operating segments:

	12/31/2017	12/31/2016
Telefónica Spain	4,310	4,306
Telefónica Brazil	10,057	11,565
Telefónica Germany	4,815	4,787
Telefónica United Kingdom	4,648	4,824
Telefónica Hispanoamérica	2,925	3,040
Chile	978	1,022
Peru	739	813
Mexico	339	368
Argentina	161	217
Others Telefónica Hispanoamérica	708	620
Others	86	164
TOTAL	26,841	28,686

Goodwill is tested for impairment at the end of the year using the strategic plans of the various cash-generating units to which the goodwill is assigned, approved by the Board of Directors. The strategic plans cover a period of four years, including the closing year. Therefore, in order to complete the five years of cash flows after the closing year, as a general rule an additional two-year normalization period is added to the strategic plan based on the operating variables until the terminal parameters are reached; the consensus of analysts' forecasts is used as a reference. For specific cases in which the normalization period does not properly reflect the expected behavior of the business, locally drawn up strategic plans will be used to cover the five-year period of cash flows.
The process of preparing the CGUs’ strategic plans takes into consideration the current condition of each CGU’s market, analyzing the macroeconomic, competitive, regulatory and technological climate together with each CGU’s competitive positioning and growth opportunities given market projections, as well as the operators' ability to set them apart from the competition. A growth target is therefore defined for each CGU and the operating resources and fixed asset investments that need to be assigned in order to reach this growth target are estimated. In addition, premises are defined for boosting operating efficiency, in line with the strategic transformation initiatives defined, with a view to increasing operating cash flow over the life of the plan. In this process, the Group has also assessed the level of fulfillment of the strategic plans in the past.
Main assumptions used in calculating value in use
Value in use is calculated for the various CGUs based on the aforementioned approved business plans. Subsequently, certain variables are taken into account such as the OIBDA margin and the Capital Expenditure ratio (expressed as a percentage of revenue), which are considered the key operating variables to measure the business performance and to set financial targets. Finally, the discount rates and the perpetuity growth rates are taken into account.
In terms of revenue, the plan is in line with the average three-year estimates made by analysts, which include a trend towards stability or improvement. This trend is supported by service revenue which, leveraging the distinctiveness and quality of the Group's products and services thanks to the investments made, includes growth in the high-value customer base and monetization of the growing data consumption in rational markets, although it is highly competitive in certain segments.
Revenue therefore reflects, in the case of Spain, the growth in penetration and revenue of customers converging on a high quality network; in Germany, the strong growth of high-value mobile data customers; in Brazil, the strength of Telefónica's leadership driven by its leadership and quality and capturing integration synergies; and in the United Kingdom, the drive of mobile data.
Following is a description of the principal variables considered for each CGU with significant goodwill (Brazil, Spain, United Kingdom and Germany).
OIBDA margin and long-term Capital Expenditure (CapEx) ratio
The values obtained, described in the previous paragraphs, are compared with the available data on competitors in the geographic markets where Telefónica Group operates. With regard to Europe, the long-term OIBDA margin for operations in Spain is 39% whilst in Germany (27%) and the United Kingdom (24%), it is below this figure. The long-term OIBDA margin is therefore in line with analysts' forecasts over a three year horizon, with Spain estimated at 41%, Germany at 28% and the United Kingdom at 25%.
Regarding the ratio of CapEx over revenues, over the term of the strategic plan, the Group’s European operators invest at a percentage of revenue aligned with the range for peers in the region. However, the valuations performed for the impairment tests for Spain, Germany and United Kingdom take into account the opinions of Telefónica Group’s analysts for Spain and United Kingdom, and Telefónica Deutschland’s analysts for Germany with regard to investment needs (around 13% for the three countries).
The OIBDA margin for Brazil is in line with the average of analysts' long-term forecasts for peers, at approximately 37%. Over the term of the strategic plan, the operator will invest a percentage in line with the investment needs identified by analysts (17%).
There were no significant changes in the operating indicators compared to the previous year.
Discount rate
The discount rate, applied to measure the cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and debt according the finance structure established for each CGU.
This rate is calculated using the capital asset pricing model (CAPM), which takes into account the asset’s systemic risk, and the impact of risks on cash flows not generated internally, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset.
The most significant components of WACC are summarized as follows:

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Risk-Free Rate: understood as the interest rate offered by long-term sovereign bonds. The rate is determined using current market data and estimates of equilibrium levels (according to standard econometric models) between which the interest rates should fall, thus adjusting the return in low rates as a result of the high influence on term premiums of public debt purchased by central banks.

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Political Risk Premium: incorporates the insolvency risk inherent to the country due to political and/or financial events, the calculation of which is based on the quoted prices of credit default swaps for each country or, failing this, the EMBI+ index, published by JP Morgan, based on the information available and the liquidity conditions of these swaps.

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Equity Risk Premium (ERP), which measures the additional risk required for equity assets with a return greater than risk-free assets, is determined using a combination of historical approaches (ex post), backed by external publications and studies of various past returns, and prospective approaches (ex ante), based on market publications, taking into account the medium- and long-term profit expectations based on the degree of maturity and development of each country.

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Beta Coefficient: is a multiplier of the equity risk premium, considered to be systematic risk. It is estimated based on a series of historical share prices of comparable companies listed on the stock exchange, thus determining the correlation between the return on the companies' shares and the return on the general index that is representative of the stock exchange of the country where said company is listed.

The main underlying data used in these calculations are obtained from independent and renowned public external information sources.
The after-tax discount rates applied to the cash flow projections in 2017 and 2016 for the main CGUs are as follows:

Discount rate in local currency	2017	2016
Spain	5.9%	6.2%
Brazil	10.9%	11.3%
United Kingdom	6.3%	7.1%
Germany	4.7%	5.7%

Perpetuity growth rate
Cash flow projections as from the sixth year are calculated using an expected constant growth rate (g), considering the consensus estimates among analysts for each business and country, based on the maturity of the industry and technology, and the degree of development of each country. Each indicator is compared to the forecasted long-term real and nominal GDP growth of each country and growth data from external sources, adjusted for any specific characteristics of the business.
The perpetuity growth rates applied to the cash flow projections in 2017 and 2016 for the main CGUs are as follows:

Perpetuity growth rate in local currency	2017	2016
Spain	0.8%	0.8%
Brazil	4.5%	5.0%
United Kingdom	0.8%	0.8%
Germany	1.0%	1.0%

There were no significant changes in the perpetuity growth rates for 2017 compared to those used in 2016, except for Brazil, which decreased 50 basic points. Europe remains around 1%.
In the case of Brazil, the perpetuity growth rate is in line with the Brazilian Central Bank’s medium-term inflation target (4%, within a range of ±1.5 p.p.) and is aligned with the analyst consensus for the Strategic Plan horizon (around 4.5%) and below the forecast nominal GDP growth rate (which oscillates around 7.5%). A conservative outlook has been maintained, in line with analysts’ expectations.
Sensitivity to changes in assumptions
The Group carries out a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in such test. For the main CGU the following maximum increases or decreases, expressed in percentage points (p.p.), were assumed:

Changes in key assumptions, In percentage points (p.p.)	Spain	United Kingdom Germany	Brazil
Financial variables
Discount rate	+/- 0.5	+/- 0.5	+/- 1
Perpetuity growth rates	+/- 0.25	+/- 0.25	+/- 0.5
Operating variables
OIBDA Margin	+/- 2	+/- 1.5	+/- 2
Ratio of CapEx/Revenues	+/- 1	+/- 0.75	+/- 1

The sensitivity analysis revealed that at December 31, 2017 there is a comfortable gap between the recoverable value and the carrying amount for the main CGU.

For Telefónica Móviles México, the local economy has shown strength in an externally complicated context primarily caused by the growing interest rates in the USA and the uncertainty surrounding NAFTA renegotiations. Reforms implemented in recent years have proven to be crucial for enabling different industries to compete by addressing some inefficiencies in the public sector, education system and labor market. The 2017 economic growth forecasts have been trending upward, particularly in light of private consumption, which, despite increased inflation, has been growing at an annual rate of approximately 3%, driven by the labor market with unemployment at its lowest since 2006. Moreover, this growth has enabled a reduction in the fiscal deficit with a primary surplus in pre-crisis conditions. This situation has been reflected in the financial markets and the ratings of the leading rating agencies. Starting with the financial markets, the country risk has fallen nearly 50 basis points on average versus the previous year and the Mexican peso has been less volatile throughout 2017. Regarding the rating agencies, both Fitch and S&P raised their outlook for Mexico to stable during the past year. In contrast to the improvements in the economic environment, the telecommunications market and, in particular, mobile telephony continue to display significant asymmetry between the dominant operator and all other competitors, which continues to enjoy a market share of above 65% in telephony and mobile broadband (measured in number of active lines), despite the reform in the sector initiated by the government, boosting increased competition and entry of new operators.
In this context, the impairment test conducted at year-end revealed no impairment losses of the goodwill assigned to Telefónica Móviles México. The sensitivity analysis revealed that a Weighted Average Cost of Capital (WACC) increase of 50 basis points (9.55% to 10.05%) and a smaller terminal growth rate that shrunk by the same amount, could generate a negative impact on goodwill by impairment of approximately 65 million euros. An independent deterioration of one of these two variables would have no impact on the goodwill's carrying value. In turn, a 1.5 percentage point (p.p.) drop in the OIBDA margin and a 0.75 p.p. increase in the investment/sales ratio would not have any impact on the goodwill's carrying value either.